UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2019

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire	03801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $.001 par value per share	EPAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Bottomline Technologies (de), Inc. (the “Corporation”) on June 6, 2019. The amendment is being filed to include the financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a)(4) and Item 9.01(b)(2).

Item 9.01 of the aforementioned Current Report on Form 8-K is hereby amended to read as follows:

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of BankSight Software Systems, Inc. as of December 31, 2018 and 2017 and for each of the two years in the period ending December 31, 2018 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma Financial Information.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Please see attached Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of May 3, 2019, by and among Bottomline Technologies (de), Inc., Engagement Acquisition Corp., BankSight Software Systems, Inc., and solely in his capacity as Company Equityholder Representative, Brian Stone.

23.1	Consent of Armanino LLP, independent registered public accounting firm.

99.1	Audited consolidated financial statements of BankSight Software Systems, Inc. as of December 31, 2018 and 2017 and for each of the two years in the period ending December 31, 2018.

99.2	Unaudited pro forma condensed combined financial information of the Corporation.

†	Previously filed as an exhibit to the Current Report on Form 8-K on June 6, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC

Date: August 14, 2019	By:	/s/ Eric K. Morgan
Eric K. Morgan
Executive Vice President, Global Controller